Exhibit 10.3

Notice of Grant of Award	GENZYME CORPORATION
and Award Agreement	ID: 06-1047163
500 Kendall Street
Cambridge, MA 02142

[First Name][Last Name]	Award Number:	[Grant Number]
[Address Line 1]	Plan:	[Plan Number]
[City], [State] [Zip][Country]	ID:	[Social Security]

Effective [Grant Date], you have been granted an award of [Share Number] restricted stock units.  These units are restricted until the vest date(s) shown below, at which time you will receive shares of GENZYME CORPORATION (the Company) common stock.

The current total value of the award is $[Dollar Amount].

The award will vest in increments on the date(s) shown.

Shares	Full Vest
[Share Number]	[Grant Date]

These awards are granted under and governed by the terms and conditions of the Company’s Equity Plan as amended and the Award Agreement, all of which are attached and made a part of this document.

GENZYME CORPORATION 2004 EQUITY INCENTIVE PLAN

Restricted Stock Unit Award Agreement

Tier I Retirement Eligible

                1.  Plan Incorporated by Reference. This Restricted Stock Unit is issued pursuant to the terms of the Plan, as amended or may be amended, and this Restricted Stock Unit Award Agreement (“Award Agreement”), and may be amended as provided in the Plan. Capitalized terms used and not otherwise defined in this Award Agreement have the meanings given to them in the Plan. This Award Agreement does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. Copies of the Plan may be obtained upon written request without charge from the Shareholder Relations Department of the Company.

                2.  Vesting Schedule. The Participant qualifies for a retirement eligible vesting schedule because the Participant has reached, or by December 31, 2008 can reach, at least 60 years of age and 5 years of service with the Company or its Affiliates.  Accordingly, the Participant’s right to receive the number of shares of Stock set forth in the Notice of Grant of Award associated with this Award Agreement (“Notice”) shall vest with respect to one-third of such number of shares of Stock on each of the first three anniversaries of the date of grant set forth in the Notice, provided that on each such anniversary the Participant is then, and since the date of grant has been continuously, employed by the Company or its Affiliates, unless otherwise specified herein (each such anniversary, a “Vesting Date”).  Notwithstanding the preceding sentence, all unvested shares of Stock subject to this Restricted Stock Unit shall vest, if applicable, on such date as prescribed by sections 4 and 6 below and the earliest of any such date to occur shall be the “Full Vesting Date.”

                3.  Delivery of Shares. As soon as practicable after each respective Vesting Date for this Restricted Stock Unit, and in no event later than March 15th of the calendar year following the calendar year in which the respective Vesting Date occurs, the Company shall deliver to the Participant, subject to sections 4 and 7 below, one-third of the number of shares of Stock set forth in the Notice.  As soon as practicable after the Full Vesting Date for this Restricted Stock Unit, and in no event later than March 15th of the calendar year following the calendar year in which the Full Vesting Date occurs, the Company shall deliver to Participant, subject to sections 4 and 7 below, all shares of Stock subject to this Award that vested on the Full Vesting Date.  The provisions of this section 3 and of section 2 shall not be construed as limiting the Administrator’s right to accelerate the vesting for, and therefore the Vesting Date in respect of, any portion of this Restricted Stock Unit or of the delivery of shares in respect of any vested portion of this Restricted Stock Unit for any reason.

                4.  Recapitalization, Mergers, Etc. In the event of a Covered Transaction, the Administrator may upon written notice to the Participant provide that this Restricted Stock Unit shall terminate on a date not less than 20 days after the date of such notice unless theretofore vested. In connection with such notice, the Administrator may in its sole discretion accelerate or waive any deferred vesting period.  Notwithstanding the foregoing, in the event of a Change in Control of the Company (as defined in Participant’s employment agreement) during Participant’s employment with the Company or its Affiliates, this Restricted Stock Unit shall immediately vest as to all unvested shares without regard to any deferred vesting period under section 2 above.  With respect to any portion of this Restricted Stock Unit the vesting of which is accelerated under the immediately preceding sentence, the date referred to in the last sentence of section 2 above shall be the date of the consummation of such Change in Control.

                5.  Restricted Stock Unit Not Transferable. This Restricted Stock Unit is not transferable by the Participant otherwise than by will or the laws of descent and distribution. The naming of a Designated Beneficiary does not constitute a transfer.  A “Designated Beneficiary” means the beneficiary designated by the Participant, in a manner determined by the Administrator, to receive amounts due or vesting rights of the Participant in the event of the Participant’s death.  In the absence of an effective designation by the Participant, “Designated Beneficiary” means the Participant’s estate.

                6.  Termination of Employment. If the Participant’s employment with (a) the Company, (b) an Affiliate, or (c) a corporation or other entity (or parent or subsidiary thereof) assuming this Award or issuing a substitute equity-based award pursuant to the Plan (collectively, “Group”), is terminated for any reason other than due to death, as result of disability, or by the Group without cause, the Participant shall not be entitled to any shares under this Restricted Stock Unit unless theretofore vested, and the remainder of this Restricted Stock Unit shall be immediately forfeited.  If Participant’s employment is terminated upon Participant’s death or by the Group without cause (as defined in Participant’s employment agreement), this Restricted Stock Unit shall immediately vest as to all unvested shares without regard to any deferred vesting period under section 2 above.  With respect to any portion of this Restricted Stock Unit the vesting of which is accelerated under the immediately preceding sentence, the date referred to in the last sentence of section 2 above shall be the date of the Participant’s death or termination of employment, as the case may be.  If Participant’s employment is terminated by the Group as a result of disability (as defined in his employment agreement), this Restricted Stock Unit shall vest as to all unvested shares on the earlier of such termination and March 15th of the calendar year following the date the Participant is determined by the Administrator to have such a disability, all without regard to any deferred vesting period under section 2 above.  With respect to any portion of this Restricted Stock Unit the vesting of which is accelerated under the immediately preceding sentence, the date referred to in the last sentence of section 2 above shall be the earlier of the two dates described in the immediately preceding sentence.

                7.  Tax Matters.

                (a) Withholding.  The Participant shall pay to the Company, or make provision satisfactory to the Company for payment of any taxes required by law to be withheld with respect to the vesting of this Restricted Stock Unit or the delivery of shares hereunder.  The Administrator may, in its sole discretion, require that a portion of the shares of Stock that would have otherwise been delivered to the Participant upon vesting of this Restricted Stock Unit be sold by the Participant or retained by the Company to satisfy tax withholding and payment obligations, or in the case of any taxes due upon vesting and prior to distribution that the number of shares subject to this Restricted Stock Unit may be reduced to satisfy the tax withholding and payment obligations.  Such shares shall be valued at the Fair Market Value on the date of sale if sold, or vesting if retained or reduced.  All other terms of the sale or retention shall be determined by the Administrator in its sole discretion.  The Administrator may, in its sole discretion, require any other federal, state or local taxes imposed on the sale of the shares to be paid by the Participant.  In the Administrator’s sole discretion, such additional tax obligations may be paid in whole or in part in shares of Stock, including shares sold upon or retained from the vesting of this Restricted Stock Unit, valued at their Fair Market Value on the date of sale if sold, or of vesting if retained.  Any cash proceeds resulting from a sale of Stock pursuant to this section 7 that are in excess of the taxes due shall be paid to the Participant. The Company and its Affiliates may, to the extent permitted by law, deduct any tax obligations from any payment of any kind otherwise due to the Participant.

                (b) Section 409A.  The Participant acknowledges that the Restricted Stock Unit is intended to qualify for the “short-term deferral” exemption from Section 409A and shall be construed by the Administrator accordingly.  Notwithstanding the preceding sentence, neither the Group, nor the Administrator, nor any person acting on behalf of any of them, shall be liable to the Participant by reason of any acceleration of income, or any tax or additional tax, asserted by reason of any failure of the Award or any portion thereof to

2

satisfy the requirements for exemption from, or compliance with, Section 409A of the Code.

(c) Section 4999.  Neither the Group, nor the Administrator, nor any person acting on behalf of any of them, shall be liable to the Participant by reason of any tax asserted under Section 4999 of the Code.

                8. Notice of Sale of Stock Required.  The Participant agrees to notify the Company in writing within 30 days of the disposition of any shares of Stock received upon vesting of this Restricted Stock Unit if such disposition occurs within two years of the date of the grant of this Restricted Stock Unit or within one year after such vesting.

9.  Rights Limited.  The Administrator, in its sole discretion, shall determine from the group of eligible persons whether an individual shall be a Participant under the Plan.  Any grant made under the Plan shall be made in the sole discretion of the Administrator and no prior grant shall entitle a person to any future grant.  Nothing in the Plan or any Restricted Stock Unit grant will be construed as giving any person the right to continued employment or service with the Group, or any rights as a shareholder except as to shares of Stock actually issued under the Plan.  In no event shall the Plan, or any grant made under the Plan, form a part of an employee’s or consultant’s contract of employment or service, if any.  The loss of existing or potential profit in Restricted Stock Units will not constitute an element of damages in the event of termination of employment or service for any reason, even if the termination is in violation of an obligation of the Group to the Participant.

10.  Acceptance.  Failure of the Participant to accept the terms and conditions of this Restricted Stock Unit in accordance with the requirements of the Administrator can result in adverse consequences to the Participant, including cancellation of the Restricted Stock Unit.

ACKNOWLEDGED AND AGREED:

Participant Signature

Participant Name (Print)

Date

3

GENZYME CORPORATION 2004 EQUITY INCENTIVE PLAN

Restricted Stock Unit Award Agreement

Tier I Not Retirement Eligible

1.  Plan Incorporated by Reference. This Restricted Stock Unit is issued pursuant to the terms of the Plan, as amended or may be amended, and this Restricted Stock Unit Award Agreement (“Award Agreement”), and may be amended as provided in the Plan. Capitalized terms used and not otherwise defined in this Award Agreement have the meanings given to them in the Plan. This Award Agreement does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. Copies of the Plan may be obtained upon written request without charge from the Shareholder Relations Department of the Company.

2.  Vesting Schedule. The Participant’s right to receive the number of shares of Stock set forth in the Notice of Grant of Award associated with this Award Agreement (“Notice”) shall vest on the earlier of (a) the third anniversary of the date of grant set forth in the Notice or (b) if applicable, the earliest to occur of the dates prescribed by sections 4 and 6 below, provided that the Participant is then, and since the date of grant has been continuously, employed by the Company or its Affiliates, unless otherwise specified herein (the earlier of the dates specified in (a) and (b) shall be the “Vesting Date”).

3.  Delivery of Shares. As soon as practicable after the Vesting Date for this Restricted Stock Unit, and in no event later than March 15th of the calendar year following the calendar year in which the respective Vesting Date occurs, the Company shall deliver to the Participant, subject to sections 4 and 7 below, the number of shares of Stock set forth in the Notice.  The provisions of this section 3 and of section 2 shall not be construed as limiting the Administrator’s right to accelerate the vesting for, and therefore the Vesting Date in respect of, any portion of this Restricted Stock Unit or of the delivery of shares in respect of any vested portion of this Restricted Stock Unit for any reason.

4.  Recapitalization, Mergers, Etc. In the event of a Covered Transaction, the Administrator may upon written notice to the Participant provide that this Restricted Stock Unit shall terminate on a date not less than 20 days after the date of such notice unless theretofore vested.  In connection with such notice, the Administrator may in its sole discretion accelerate or waive any deferred vesting period.  Notwithstanding the foregoing, in the event of a Change in Control of the Company (as defined in Participant’s employment agreement) during Participant’s employment with the Company or its Affiliates, this Restricted Stock Unit shall immediately vest as to all shares without regard to any deferred vesting period under section 2 above, and the date referred to in clause (b) of such section shall be the date of the consummation of such Change in Control.

5.  Restricted Stock Unit Not Transferable. This Restricted Stock Unit is not transferable by the Participant otherwise than by will or the laws of descent and distribution. The naming of a Designated Beneficiary does not constitute a transfer.  A “Designated Beneficiary” means the beneficiary designated by the Participant, in a manner determined by the Administrator, to receive amounts due or vesting rights of the Participant in the event of the Participant’s death.  In the absence of an effective designation by the Participant, “Designated Beneficiary” means the Participant’s estate.

6.  Termination of Employment. If the Participant’s employment with (a) the Company, (b) an Affiliate, or (c) a corporation or other entity (or parent or subsidiary thereof) assuming this Award or issuing a substitute equity-based award pursuant to the Plan (collectively, “Group”), is terminated for any reason other than due to death, as result of disability, or by the Group without cause, the Participant shall not be entitled to any shares under this Restricted Stock Unit unless theretofore vested, and the remainder of this Restricted Stock Unit shall be immediately forfeited.  If Participant’s employment is terminated upon Participant’s death or by the Group without cause (as defined in Participant’s employment agreement), this Restricted Stock Unit shall immediately vest as to all shares without regard to any deferred vesting period under section 2 above, and the date referred to in clause (b) of such section shall be the date of Participant’s death or termination of employment, as the case may be.  If Participant’s employment is terminated by the Group as a result of disability (as defined in his employment agreement), this Restricted Stock Unit shall vest as to all shares on the earlier of such termination and March 15th of the calendar year following the date the Participant is determined by the Administrator to have such a disability, all without regard to any deferred vesting period under section 2 above, and the date referred to in clause (b) of such section shall be the earlier of the two dates described in this sentence.

7.  Tax Matters.

(a) Withholding.  The Participant shall pay to the Company, or make provision satisfactory to the Company for payment of any taxes required by law to be withheld with respect to the vesting of this Restricted Stock Unit or the delivery of shares hereunder.  The Administrator may, in its sole discretion, require that a portion of the shares of Stock that would have otherwise been delivered to the Participant upon vesting of this Restricted Stock Unit be sold by the Participant or retained by the Company to satisfy tax withholding and payment obligations, or in the case of any taxes due upon vesting and prior to distribution that the number of shares subject to this Restricted Stock Unit may be reduced to satisfy the tax withholding and payment obligations.  Such shares shall be valued at the Fair Market Value on the date of sale if sold, or vesting if retained or reduced.  All other terms of the sale or retention shall be determined by the Administrator in its sole discretion.  The Administrator may, in its sole discretion, require any other federal, state or local taxes imposed on the sale of the shares to be paid by the Participant.  In the Administrator’s sole discretion, such additional tax obligations may be paid in whole or in part in shares of Stock, including shares sold upon or retained from the vesting of this Restricted Stock Unit, valued at their Fair Market Value on the date of sale if sold, or of vesting if retained.  Any cash proceeds resulting from a sale of Stock pursuant to this section 7 that are in excess of the taxes due shall be paid to the Participant. The Company and its Affiliates may, to the extent permitted by law, deduct any tax obligations from any payment of any kind otherwise due to the Participant.

(b) Section 409A.  The Participant acknowledges that the Restricted Stock Unit is intended to qualify for the “short-term deferral” exemption from Section 409A and shall be construed by the Administrator accordingly.  Notwithstanding the preceding sentence, neither the Group, nor the Administrator, nor any person acting on behalf of any of them, shall be liable to the Participant by reason of any acceleration of income, or any tax or additional tax, asserted by reason of any failure of the Award or any portion thereof to satisfy the requirements for exemption from, or compliance with, Section 409A of the Code.

(c) Section 4999.  Neither the Group, nor the Administrator, nor any person acting on behalf of any of them, shall be liable to the Participant by reason of any tax asserted under Section 4999 of the Code.

8. Notice of Sale of Stock Required.  The Participant agrees to notify the Company in writing within 30 days of the disposition of any shares of Stock received upon vesting of this Restricted Stock Unit if such disposition occurs within two years of the date of the grant of this Restricted Stock Unit or within one year after such vesting.

9.  Rights Limited.  The Administrator, in its sole discretion, shall determine from the group of eligible persons whether an individual shall be a Participant under the Plan.  Any grant made under the Plan shall be made in the sole discretion of the Administrator and no prior grant shall entitle a person to any future grant.  Nothing in the Plan or any Restricted Stock Unit grant will be construed as giving any person the right to continued

2

employment or service with the Group, or any rights as a shareholder except as to shares of Stock actually issued under the Plan.  In no event shall the Plan, or any grant made under the Plan, form a part of an employee’s or consultant’s contract of employment or service, if any.  The loss of existing or potential profit in Restricted Stock Units will not constitute an element of damages in the event of termination of employment or service for any reason, even if the termination is in violation of an obligation of the Group to the Participant.

10.  Acceptance.  Failure of the Participant to accept the terms and conditions of this Restricted Stock Unit in accordance with the requirements of the Administrator can result in adverse consequences to the Participant, including cancellation of the Restricted Stock Unit.

ACKNOWLEDGED AND AGREED:

Participant Signature

Participant Name (Print)

Date

3

GENZYME CORPORATION 2004 EQUITY INCENTIVE PLAN

Restricted Stock Unit Award Agreement

Tier II Retirement Eligible

1.  Plan Incorporated by Reference. This Restricted Stock Unit is issued pursuant to the terms of the Plan, as amended or may be amended, and this Restricted Stock Unit Award Agreement (“Award Agreement”), and may be amended as provided in the Plan. Capitalized terms used and not otherwise defined in this Award Agreement have the meanings given to them in the Plan. This Award Agreement does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. Copies of the Plan may be obtained upon written request without charge from the Shareholder Relations Department of the Company.

2.  Vesting Schedule. The Participant qualifies for a retirement eligible vesting schedule because the Participant has reached, or by December 31, 2008 can reach, at least 60 years of age and 5 years of service with the Company or its Affiliates.  Accordingly, the Participant’s right to receive the number of shares of Stock set forth in the Notice of Grant of Award associated with this Award Agreement (“Notice”) shall vest with respect to one-third of such number of shares of Stock on each of the first three anniversaries of the date of grant set forth in the Notice, provided that on each such anniversary, the Participant is then, and since the date of grant has been continuously, employed by the Company or its Affiliates, unless otherwise specified herein (each such anniversary, a “Vesting Date”).  Notwithstanding the preceding sentence, all unvested shares of Stock subject to this Restricted Stock Unit shall vest, if applicable, on the earlier to occur of the dates prescribed by sections 4 and 6 below (the earlier of these two dates shall be the “Full Vesting Date”).

3.  Delivery of Shares. As soon as practicable after each respective Vesting Date for this Restricted Stock Unit, and in no event later than March 15th of the calendar year following the calendar year in which the respective Vesting Date occurs, the Company shall deliver to the Participant, subject to sections 4 and 7 below, one-third of the number of shares of Stock set forth in the Notice.  As soon as practicable after the Full Vesting Date for this Restricted Stock Unit, and in no event later than March 15th of the calendar year following the calendar year in which the Full Vesting Date occurs, the Company shall deliver to Participant, subject to sections 4 and 7 below, all shares of Stock subject to this Award that vested on the Full Vesting Date.  The provisions of this section 3 and of section 2 shall not be construed as limiting the Administrator’s right to accelerate the vesting for, and therefore the Vesting Date in respect of, any portion of this Restricted Stock Unit or of the delivery of shares in respect of any vested portion of this Restricted Stock Unit for any reason.

4.  Recapitalization, Mergers, Etc. In the event of a Covered Transaction, the Administrator may upon written notice to the Participant provide that this Restricted Stock Unit shall terminate on a date not less than 20 days after the date of such notice unless theretofore vested. In connection with such notice, the Administrator may in its sole discretion accelerate or waive any deferred vesting period.  Notwithstanding the foregoing, in the event of a Change in Control of the Company (as defined in a vote of the Compensation Committee adopted May 29, 2002) during Participant’s employment with the Company or its Affiliates, this Restricted Stock Unit shall immediately vest as to all unvested shares without regard to any deferred vesting period under section 2 above.  With respect to any portion of this Restricted Stock Unit the vesting of which is accelerated under the immediately preceding sentence, the date referred to in the last sentence of section 2 above shall be the date of the consummation of such Change in Control.

5.  Restricted Stock Unit Not Transferable. This Restricted Stock Unit is not transferable by the Participant otherwise than by will or the laws of descent and distribution. The naming of a Designated Beneficiary does not constitute a transfer.  A “Designated Beneficiary” means the beneficiary designated by the Participant, in a manner determined by the Administrator, to receive amounts due or vesting rights of the Participant in the event of the Participant’s death.  In the absence of an effective designation by the Participant, “Designated Beneficiary” means the Participant’s estate.

6.  Termination of Employment. If the Participant’s employment with (a) the Company, (b) an Affiliate, or (c) a corporation or other entity (or parent or subsidiary thereof) assuming this Award or issuing a substitute equity-based award pursuant to the Plan (collectively, “Group”), is terminated for any reason other than death, the Participant shall not be entitled to any shares under this Restricted Stock Unit unless theretofore vested and the remainder of this Restricted Stock Unit shall be immediately forfeited.  Upon Participant’s death during employment with the Group, this Restricted Stock Unit shall immediately vest as to all unvested shares without regard to any deferred vesting period under section 2 above.  With respect to any portion of this Restricted Stock Unit the vesting of which is accelerated under the immediately preceding sentence, the date referred to in the last sentence of section 2 above shall be the date of Participant’s death.

7.  Tax Matters.

(a) Withholding.  The Participant shall pay to the Company, or make provision satisfactory to the Company for payment of any taxes required by law to be withheld with respect to the vesting of this Restricted Stock Unit or the delivery of shares hereunder.  The Administrator may, in its sole discretion, require that a portion of the shares of Stock that would have otherwise been delivered to the Participant upon vesting of this Restricted Stock Unit be sold by the Participant or retained by the Company to satisfy tax withholding and payment obligations, or in the case of any taxes due upon vesting and prior to distribution that the number of shares subject to this Restricted Stock Unit may be reduced to satisfy the tax withholding and payment obligations.  Such shares shall be valued at the Fair Market Value on the date of sale if sold, or vesting if retained or reduced.  All other terms of the sale or retention shall be determined by the Administrator in its sole discretion.  The Administrator may, in its sole discretion, require any other federal, state or local taxes imposed on the sale of the shares to be paid by the Participant.  In the Administrator’s sole discretion, such additional tax obligations may be paid in whole or in part in shares of Stock, including shares sold upon or retained from the vesting of this Restricted Stock Unit, valued at their Fair Market Value on the date of sale if sold, or of vesting if retained.  Any cash proceeds resulting from a sale of Stock pursuant to this section 7 that are in excess of the taxes due shall be paid to the Participant. The Company and its Affiliates may, to the extent permitted by law, deduct any tax obligations from any payment of any kind otherwise due to the Participant.

(b) Section 409A.  The Participant acknowledges that the Restricted Stock Unit is intended to qualify for the “short-term deferral” exemption from Section 409A and shall be construed by the Administrator accordingly.  Notwithstanding the preceding sentence, neither the Group, nor the Administrator, nor any person acting on behalf of any of them, shall be liable to the Participant by reason of any acceleration of income, or any tax or additional tax, asserted by reason of any failure of the Award or any portion thereof to satisfy the requirements for exemption from, or compliance with, Section 409A of the Code.

(c) Section 4999.  Neither the Group, nor the Administrator, nor any person acting on behalf of any of them, shall be liable to the Participant by reason of any tax asserted under Section 4999 of the Code.

8. Notice of Sale of Stock Required.  The Participant agrees to notify the Company in writing within 30 days of the disposition of any shares of Stock received upon vesting of this Restricted Stock Unit if such disposition occurs within two years of the date of the grant of this Restricted Stock Unit or within one year after the date of such vesting.

2

9.  Rights Limited.  The Administrator, in its sole discretion, shall determine from the group of eligible persons whether an individual shall be a Participant under the Plan.  Any grant made under the Plan shall be made in the sole discretion of the Administrator and no prior grant shall entitle a person to any future grant.  Nothing in the Plan or any Restricted Stock Unit grant will be construed as giving any person the right to continued employment or service with the Group, or any rights as a shareholder except as to shares of Stock actually issued under the Plan.  In no event shall the Plan, or any grant made under the Plan, form a part of an employee’s or consultant’s contract of employment or service, if any.  The loss of existing or potential profit in Restricted Stock Units will not constitute an element of damages in the event of termination of employment or service for any reason, even if the termination is in violation of an obligation of the Group to the Participant.

10.  Acceptance.  Failure of the Participant to accept the terms and conditions of this Restricted Stock Unit in accordance with the requirements of the Administrator can result in adverse consequences to the Participant, including cancellation of the Restricted Stock Unit.

ACKNOWLEDGED AND AGREED:

Participant Signature

Participant Name (Print)

Date

3

GENZYME CORPORATION 2004 EQUITY INCENTIVE PLAN

Restricted Stock Unit Award Agreement

Tier II Not Retirement Eligible

1.  Plan Incorporated by Reference. This Restricted Stock Unit is issued pursuant to the terms of the Plan, as amended or may be amended, and this Restricted Stock Unit Award Agreement (“Award Agreement”), and may be amended as provided in the Plan. Capitalized terms used and not otherwise defined in this Award Agreement have the meanings given to them in the Plan. This Award Agreement does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. Copies of the Plan may be obtained upon written request without charge from the Shareholder Relations Department of the Company.

2.  Vesting Schedule. The Participant’s right to receive the number of shares of Stock set forth in the Notice of Grant of Award associated with this Award Agreement (“Notice”) shall vest on the earlier of (a) the third anniversary of the date of grant set forth in the Notice or (b) if applicable, the earlier to occur of the dates prescribed by sections 4 and 6 below, provided that the Participant is then, and since the date of grant has been continuously, employed by the Company or its Affiliates, unless otherwise specified herein (the earlier of the dates specified in (a) and (b) shall be the “Vesting Date”).

3.  Delivery of Shares. As soon as practicable after the Vesting Date for this Restricted Stock Unit, and in no event later than March 15th of the calendar year following the calendar year in which the respective Vesting Date occurs, the Company shall deliver to the Participant, subject to sections 4 and 7 below, the number of shares of Stock set forth in the Notice.  The provisions of this section 3 and of section 2 shall not be construed as limiting the Administrator’s right to accelerate the vesting for, and therefore the Vesting Date in respect of, any portion of this Restricted Stock Unit or of the delivery of shares in respect of any vested portion of this Restricted Stock Unit for any reason.

4.  Recapitalization, Mergers, Etc. In the event of a Covered Transaction, the Administrator may upon written notice to the Participant provide that this Restricted Stock Unit shall terminate on a date not less than 20 days after the date of such notice unless theretofore vested.  In connection with such notice, the Administrator may in its sole discretion accelerate or waive any deferred vesting period.  Notwithstanding the foregoing, in the event of a Change in Control of the Company (as defined in a vote of the Compensation Committee adopted May 29, 2002) during Participant’s employment with the Company or its Affiliates, this Restricted Stock Unit shall immediately vest as to all shares without regard to any deferred vesting period under section 2 above, and the date referred to in clause (b) of such section shall be the date of the consummation of such Change in Control.

5.  Restricted Stock Unit Not Transferable. This Restricted Stock Unit is not transferable by the Participant otherwise than by will or the laws of descent and distribution. The naming of a Designated Beneficiary does not constitute a transfer.  A “Designated Beneficiary” means the beneficiary designated by the Participant, in a manner determined by the Administrator, to receive amounts due or vesting rights of the Participant in the event of the Participant’s death.  In the absence of an effective designation by the Participant, “Designated Beneficiary” means the Participant’s estate.

6.  Termination of Employment. If the Participant’s employment with (a) the Company, (b) an Affiliate, or (c) a corporation or other entity (or parent or subsidiary thereof) assuming this Award or issuing a substitute equity-based award pursuant to the Plan (collectively, “Group”), is terminated for any reason other than death, the Participant shall not be entitled to any shares under this Restricted Stock Unit unless theretofore vested and the remainder of this Restricted Stock Unit shall be immediately forfeited.  Upon Participant’s death during employment with the Group, this Restricted Stock Unit shall immediately vest as to all unvested shares without regard to any deferred vesting period under section 2 above, and the date referred to in clause (b) of such section shall be the date of Participant’s death.

7.  Tax Matters.

(a) Withholding.  The Participant shall pay to the Company, or make provision satisfactory to the Company for payment of any taxes required by law to be withheld with respect to the vesting of this Restricted Stock Unit or the delivery of shares hereunder.  The Administrator may, in its sole discretion, require that a portion of the shares of Stock that would have otherwise been delivered to the Participant upon vesting of this Restricted Stock Unit be sold by the Participant or retained by the Company to satisfy tax withholding and payment obligations, or in the case of any taxes due upon vesting and prior to distribution that the number of shares subject to this Restricted Stock Unit may be reduced to satisfy the tax withholding and payment obligations.  Such shares shall be valued at the Fair Market Value on the date of sale if sold, or vesting if retained or reduced.  All other terms of the sale or retention shall be determined by the Administrator in its sole discretion.  The Administrator may, in its sole discretion, require any other federal, state or local taxes imposed on the sale of the shares to be paid by the Participant.  In the Administrator’s sole discretion, such additional tax obligations may be paid in whole or in part in shares of Stock, including shares sold upon or retained from the vesting of this Restricted Stock Unit, valued at their Fair Market Value on the date of sale if sold, or of vesting if retained.  Any cash proceeds resulting from a sale of Stock pursuant to this section 7 that are in excess of the taxes due shall be paid to the Participant. The Company and its Affiliates may, to the extent permitted by law, deduct any tax obligations from any payment of any kind otherwise due to the Participant.

(b) Section 409A.  The Participant acknowledges that the Restricted Stock Unit is intended to qualify for the “short-term deferral” exemption from Section 409A and shall be construed by the Administrator accordingly.  Notwithstanding the preceding sentence, neither the Group, nor the Administrator, nor any person acting on behalf of any of them, shall be liable to the Participant by reason of any acceleration of income, or any tax or additional tax, asserted by reason of any failure of the Award or any portion thereof to satisfy the requirements for exemption from, or compliance with, Section 409A of the Code.

(c) Section 4999.  Neither the Group, nor the Administrator, nor any person acting on behalf of any of them, shall be liable to the Participant by reason of any tax asserted under Section 4999 of the Code.

8. Notice of Sale of Stock Required.  The Participant agrees to notify the Company in writing within 30 days of the disposition of any shares of Stock received upon vesting of this Restricted Stock Unit if such disposition occurs within two years of the date of the grant of this Restricted Stock Unit or within one year after the date of such vesting.

9.  Rights Limited.  The Administrator, in its sole discretion, shall determine from the group of eligible persons whether an individual shall be a Participant under the Plan.  Any grant made under the Plan shall be made in the sole discretion of the Administrator and no prior grant shall entitle a person to any future grant.  Nothing in the Plan or any Restricted Stock Unit grant will be construed as giving any person the right to continued employment or service with the Group, or any rights as a shareholder except as to shares of Stock actually issued under the Plan.  In no event shall the Plan, or any grant made under the Plan, form a part of an employee’s or consultant’s contract of employment or service, if any.  The loss of existing or potential profit in Restricted Stock Units will not constitute an element of damages in the event of termination of employment or service for any reason, even if the termination is in violation of an obligation of the Group to the Participant.

10.  Acceptance.  Failure of the Participant to accept the terms and conditions of this Restricted

2

Stock Unit in accordance with the requirements of the Administrator can result in adverse consequences to the Participant, including cancellation of the Restricted Stock Unit.

ACKNOWLEDGED AND AGREED:

Participant Signature

Participant Name (Print)

Date

3